                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 9, 2001
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                           RENAISSANCERE HOLDINGS LTD.
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             (Exact name of registrant as specified in its charter)


         Bermuda                     34-0-26512                  98-013-8020
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

             Renaissance House
        8-12 East Broadway, Pembroke
                 Bermuda                                      HM 19
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  (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (441) 295-4513
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On October 9, 2001, RenaissanceRe Holdings Ltd. issued the attached press release, filed as Exhibit 99.1 and incorporated in this Current Report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     The following exhibits are filed as part of this report:

     99.1      Press Release of the Registrant, dated October 9, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RENAISSANCERE HOLDINGS LTD.


Date: October 9, 2001                  By: /s/ John M. Lummis
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                                           Name:  John M. Lummis
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1              Press Release of the Registrant, dated October 9, 2001.